SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials

Waddell & Reed Advisors Funds
------------------------------------------------------------------------------------------------------------------------------------------------------

(Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------------------------------------------------------------------------------

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
2)  Aggregate number of securities to which transaction applies:
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
____________________________________________________________________________________
5)  Total fee paid:
[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
____________________________________________________________________________________
      1) Amount previously paid:
____________________________________________________________________________________
      2) Form, Schedule or Registration Statement No.:
____________________________________________________________________________________
      3) Filing Party:
____________________________________________________________________________________
      4) Date Filed:

Waddell & Reed Advisors Municipal High Income Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Class Y Shares

6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217

A Message from the President of Waddell & Reed Advisors Funds to the Shareholders of Class Y shares of the above-named Funds

April 2, 2009

Dear Shareholder:

     I am writing to ask for your vote, as a Class Y shareholder of Waddell & Reed Advisors Municipal High Income Fund or Waddell & Reed Advisors Tax-Managed Equity Fund (or both) (each, a “Fund”), at the May 1, 2009, joint special meetings of shareholders of Class Y shares of the Funds (the “Meeting”). The purpose of the Meeting is to vote on a proposed reorganization regarding the Class Y shares of each Fund.

     The Board of Trustees of Waddell & Reed Advisors Funds unanimously recommends approval of each reorganization proposal.

     Detailed information about the proposal is contained in the enclosed materials. Whether or not you plan to attend the Meeting in person, your vote is needed. Once you have decided how you will vote, please promptly complete, sign, date and return the enclosed proxy card. You may receive more than one set of proxy materials if you hold your shares in more than one account or in more than one Fund. Please be sure to vote each proxy card you receive.

     Voting is quick and easy. Everything you need is enclosed. It is important that your vote be received no later than the time of the Meeting on May 1, 2009. As the Meeting date approaches, if you have not voted your shares you may receive a phone call from Waddell & Reed, Inc. urging you to vote your shares.

     If you have any questions about the proposal or the voting instructions, please call Waddell & Reed, Inc. at (913) 236-1312 or your financial advisor.

Sincerely,

Henry J. Herrmann
President

QUESTION & ANSWER

PLEASE READ THE ENCLOSED PROXY STATEMENT. THE FOLLOWING IS A BRIEF OVERVIEW OF THE PROPOSAL SHAREHOLDERS ARE BEING ASKED TO VOTE ON. YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

Q: What is the proposal I am being asked to vote on?

A: Class Y shareholders of Waddell & Reed Advisors Municipal High Income Fund and Class Y shareholders of Waddell & Reed Advisors Tax-Managed Equity Fund (each, a “Current Fund”) are being asked to vote on a proposal to reorganize their Current Fund’s Class Y so that the Class Y shares of the Current Fund will be “split off” into a newly created corresponding series of Ivy Funds, Inc. (each, a “New Fund”). Each New Fund will have the same investment objective and investment strategies as its corresponding Current Fund.

As a result of the reorganization, any Class Y shares of a Current Fund that you currently own will become Class I shares of the corresponding New Fund. For example, if on the date of the reorganization you own 100 Class Y shares of a Current Fund, then immediately after the reorganization you would instead own 100 Class I shares of the corresponding New Fund.

Q: What is the reason for the proposed split off of the Class Y shares from the Current Fund?

A: It is anticipated that the proposed split off of a Current Fund’s Class Y shares to its corresponding New Fund will provide greater opportunities for asset growth of the Class. As assets grow larger, the New Fund may benefit from economies of scale that, in turn, may result in expenses of the New Fund that are lower than the expenses you currently indirectly bear as a Class Y shareholder of the Current Fund.

Q: Will the New Fund be different from my current investment choice?

A: Generally, no. As noted above, each New Fund will have the same investment objective, strategies and policies as its corresponding Current Fund. The investment manager for each New Fund will be Ivy Investment Management Company (“IICO”), an affiliate of Waddell & Reed Investment Management Company, which is the investment manager for each Current Fund; however, after the reorganization, the same individual will serve as the portfolio manager for both the New Fund and its corresponding Current Fund. Since the New Fund will be separate from its corresponding Current Fund, the New Fund’s investment performance will not be the same as that of the Current Fund – it could be better or worse.

Each Current Fund is a series of Waddell & Reed Advisors Fund (“Advisors Trust”), and each New Fund will be a series of Ivy Funds, Inc. (“Ivy Funds”). Certain of the Trustees of the Advisors Trust also serve on the Ivy Funds’ Board of Directors.

Q. What impact will the reorganization have on management fees and other Fund expenses?

A. After the reorganization, the contractual investment management fee for each New Fund will be the same as that currently in effect for its corresponding Current Fund. Although there are a number of factors that can affect the expenses of a New Fund, Ivy Funds Distributor, Inc. (“IFDI”), which is an affiliate of IICO and will serve as the principal underwriter of each New Fund, has agreed to limit the fees and expenses of Class I of the new Municipal High Income Fund to 0.70% and Class I of the new Tax-Managed Equity Fund to 2.11%. These limitations will stay in place until at least July 31, 2010.

Q. Will there be any sales load, commission or other transactional fee paid by shareholders in connection with the reorganization?

A. No. The full value of your Class Y shares of a Current Fund will be exchanged for the same number of Class I shares of the corresponding New Fund, having the same aggregate net asset value, without any sales load, commission or other transactional fee being imposed. The costs of the Meeting and the reorganization will be paid by IFDI.

Q. What will be the federal income tax consequences of the reorganization?

A. The exchange of your Current Fund Class Y shares for Class I shares of the corresponding New Fund is anticipated to result in a taxable gain or loss, unless you are a tax-exempt investor.

Q: Has the Board of Trustees of Waddell & Reed Advisors Funds approved the proposal?

A: Yes. The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.

Q: How many votes may I cast?

A: For each Current Fund, you are entitled to one vote for each dollar you owned of Class Y of that Current Fund on the record date, which was March 13, 2009.

Q: How do I vote my shares?

A: You can vote your shares at the meeting or you can authorize proxies to vote your shares by mail by utilizing the enclosed proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on May 1, 2009.

The Proxy Statement is available at www.waddell.com

If you have additional questions, please call Waddell & Reed, Inc. at (913) 236-1312 or your financial advisor.

Waddell & Reed Advisors Municipal High Income Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Class Y Shares

6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217

NOTICE OF JOINT SPECIAL MEETINGS OF CLASS Y SHAREHOLDERS
TO BE HELD MAY 1, 2009

To Shareholders:

     Notice is hereby given that Waddell & Reed Advisors Municipal High Income Fund and Waddell & Reed Advisors Tax-Managed Equity Fund (each, a “Current Fund”), each a series of Waddell & Reed Advisors Funds, a Delaware statutory trust, will hold joint special meetings of their respective Class Y shareholders at 6300 Lamar Avenue, Overland Park, Kansas, on May 1, 2009, at 1:00 p.m., Central Time, for the following purposes:

(1)	To approve a reorganization that would transfer the assets relating to the Class Y shares of the Current Fund to a corresponding new series of Ivy Funds, Inc.;

(2)	To transact such other business as may properly come before the special meeting and any adjournments or postponements thereof (“Meeting”).

     You are entitled to vote at the Meeting if you owned Class Y shares of either Current Fund at the close of business on March 13, 2009.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE YOUR SHARES. WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

     Waddell & Reed, Inc. is available to assist you if you have any questions about the proposals or the voting instructions. Please contact them at (913) 236-1312.

     Please read the enclosed Proxy Statement carefully before you vote.

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES.

By Order of the Board of Trustees,

Mara D. Herrington
Secretary

April 2, 2009

Waddell & Reed Advisors Municipal High Income Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Class Y Shares

6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217

PROXY STATEMENT
JOINT SPECIAL MEETINGS OF SHAREHOLDERS
TO BE HELD ON MAY 1, 2009

April 2, 2009

     This document is a joint proxy statement (“Proxy Statement”) with respect to Class Y shares of Waddell & Reed Advisors Municipal High Income Fund (“Municipal High Income”) and Waddell & Reed Advisors Tax-Managed Equity Fund (“Tax-Managed Equity”) (each, a “Current Fund,” and, collectively, the “Current Funds”), each a series of Waddell & Reed Advisors Funds, a Delaware statutory trust (“Advisors Trust”), in connection with the solicitation of proxies by the Board of Trustees of Advisors Trust (“Board”) to be voted at joint special meetings of Class Y shareholders of the Current Funds to be held on May 1, 2009, at 6300 Lamar Avenue, Shawnee Mission, Kansas, at 1:00 p.m., Central Time, for the purposes set forth below and described in greater detail in this Proxy Statement. (The special meetings and any adjournment(s) or postponement(s) thereof are referred to in this Proxy Statement as the “Meeting.”)

     The following proposal with respect to each Current Fund will be considered and acted upon at the Meeting:

(1)

To approve a reorganization that would transfer the assets relating to the Class Y shares of the Current Fund to a corresponding new series (“New Fund”) of Ivy Funds, Inc., a Maryland corporation (“Ivy Funds,” together with Advisors Trust, the “Companies”);

(2)	To transact such other business as may properly come before the Meeting.

     This Proxy Statement and the enclosed form of proxy and accompanying materials are being mailed to shareholders on or about March 31, 2009.

ABOUT THE REORGANIZATION

     The Board, including all the Trustees who are not “interested persons” of Advisors Trust (“Disinterested Trustees”) within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), approved the Agreement of Redesignation and Reorganization (“Agreement”) pursuant to which each Current Fund will transfer the assets relating to its Class Y shares to a corresponding New Fund. The Agreement is set forth in Exhibit A to this Proxy Statement.

     Each reorganization will involve the following steps as to the applicable Current Fund:

  On the date of the closing (“Closing Date”) and immediately prior to the Valuation Time (defined below), Advisors Trust will designate the Current Fund’s Class Y as a separate, new series of Advisors Trust (the “Transferring Class Y Fund”). As part of this redesignation, the Current Fund will allocate to the Transferring Class Y Fund a portion of its assets having a value equal to the aggregate net asset value of all its issued and outstanding Class Y shares. The allocated assets from the Current Fund (“Class Y Assets”) will include, to the extent reasonably practicable, a pro rata share of each securities position of the Current Fund except for (i) securities that are subject to restrictions on resale or transfer, such as private placement securities, and (ii) rounding off to eliminate fractional shares and odd lots of securities.

  As of the close of the New York Stock Exchange (“NYSE”) on the Closing Date (referred to as the “Valuation Time” in the Agreement), the Transferring Class Y Fund will transfer, convey and assign the Class Y Assets to the corresponding New Fund. In exchange, the corresponding New Fund will deliver to the Transferring Class Y Fund the number of full and fractional New Fund Class I shares equal to the number of full and fractional Current Fund Class Y shares outstanding as of the Valuation Time. The Current Fund will endeavor to discharge all of its known liabilities and obligations attributable to its Class Y shares prior to the Closing Date to the extent reasonably practicable.

  After the closing, the Transferring Class Y Fund will distribute to shareholders of record, determined as of the Valuation Time, the Class I shares of the corresponding New Fund it received. The distribution will be accomplished by the transfer agent of the New Fund crediting to the account of each shareholder of record of the corresponding Transferring Class Y Fund the same number of Class I shares of the New Fund as the Current Fund Class Y shares such shareholder held as of the Valuation Time. All issued and outstanding Class Y shares of each such shareholder will be canceled.

  All of these transactions would occur as of the Closing Date.

     No sales load, commission or other transactional fee of any kind will be charged to Current Fund shareholders in connection with the reorganization. The costs of the Meeting and the reorganization will be paid by Ivy Funds Distributor, Inc. (“IFDI”), an affiliate of Waddell & Reed Investment Management Company (“WRIMCO”), the investment manager of each Current Fund. IFDI will serve as the principal underwriter of each New Fund.

VOTING INFORMATION

     Class Y shareholders of record of a Current Fund as of the close of business on March 13, 2009 (“Record Date”), are entitled to vote at the Meeting on the proposal with respect to the Current Fund. Class Y shareholders of a Current Fund are entitled to one vote for each dollar of Class Y shares that they owned on the Record Date. The number of votes that you have is the total number shown on the proxy card accompanying this Proxy Statement. On the Record Date, Class Y of Municipal High Income and Tax-Managed Equity had 8,637.926 and 159.874 shares issued and outstanding, respectively. To the best of Advisors Trust’s knowledge, Exhibit B sets forth, as of the Record Date, certain information regarding persons who own beneficially or of record more than 5% of any class of shares of a Current Fund. As of March 13, 2009, each of the Trustees and executive officers of Advisors Trust beneficially owned individually and collectively as a group less than 1% of the outstanding shares of any class of shares of either Current Fund.

     All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” the proposal and, in the proxies’ discretion, “FOR” or “AGAINST” any other business that may properly come before the Meeting.

Revocation of Proxies

     Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of Advisors Trust at the address shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to Advisors Trust with respect to the applicable Current Fund.

Quorum and Adjournment

     The presence in person or by proxy of the holders of record of one-third of the outstanding Class Y votes of a Current Fund that are entitled to vote is a quorum at the Meeting for purposes of the proposal with respect to the Current Fund.

     In the event that a quorum is not present at the Meeting, or if there are insufficient votes to approve the proposal by the time of the Meeting, the proxies, or their substitutes, or the chairman of the Meeting may propose that such Meeting be adjourned one or more times to permit further solicitation. Any adjournment by the shareholders requires the affirmative vote of a majority of the total number of votes that are present in person or by proxy when the adjournment is being voted on. If a quorum is present, the proxies will vote in favor of any such adjournment all votes that they are entitled to vote in favor of the proposal and the proxies will vote against any such adjournment any votes for which they are directed to vote against the proposal. The proxies will not vote any votes for which they are directed to abstain from voting on the proposal.

     For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as votes that are present for purposes of determining a quorum. For purposes of determining the approval of the proposal, abstentions and broker “non-votes” will be treated as votes “Against” the proposal. Accordingly, shareholders are urged to vote or forward their voting instructions promptly.

Required Vote

     Approval of the proposal will be determined separately for each Current Fund. Assuming the presence of a quorum, approval of the proposal for a Current Fund requires the affirmative vote of the lesser of (1) 67% or more of the votes present with respect to the Current Fund at the Meeting, if more than 50% of the outstanding votes with respect to the Current Fund are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding votes entitled to vote with respect to the Current Fund at the Meeting. The approval of the proposal by the Class Y shareholders of a Current Fund is not contingent on the approval of the proposal by the Class Y shareholders of the other Current Fund.

Solicitation of Proxies

     The initial solicitation of proxies will be made by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by Advisors Trust’s officers or by employees or representatives of WRIMCO, the investment manager for each Current Fund, or one of its affiliates. Advisors Trust’s officers, and those employees and representatives of WRIMCO or its affiliates who assist in the proxy solicitation, will not receive any additional or special compensation for any such efforts. The cost of the solicitation will be borne by IFDI. In addition, the Current Funds will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of their shares held of record by such persons. IFDI may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

Shareholder Reports

     The most recent Annual Report for each Current Fund, including financial statements, for its fiscal year ended September 30, 2008, for Municipal High Income, or June 30, 2008, for Tax-Managed Equity, and its most recent Semiannual Report, have been mailed previously to shareholders and are incorporated by reference into this Proxy Statement. This Proxy Statement should be read in conjunction with the Annual Report and Semiannual Report for each Current Fund whose Class Y shares you own. You can obtain copies of the Annual Report or Semiannual Report, without charge, by writing to Waddell & Reed, Inc. (“Waddell & Reed”), 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, by calling 888-WADDELL or at waddell.com.

____________________________

PROPOSAL

APPROVAL OF A REORGANIZATION THAT WOULD TRANSFER THE ASSETS
RELATING TO CLASS Y SHARES OF THE CURRENT FUND TO A
CORRESPONDING NEW FUND

____________________________

     At a meeting held on February 4, 2009, the Board approved the Agreement, pursuant to which the assets relating to Class Y shares of each Current Fund would be transferred to a corresponding New Fund. Each New Fund has the same investment objective, strategies and policies as its corresponding Current Fund. As a result of the reorganization, your Class Y investment in a Current Fund would change to an investment in the corresponding New Fund. The value of your Class Y investment would be the same immediately after the reorganization as immediately before. IFDI will bear all costs associated with the reorganization.

     Class Y shareholders of each Current Fund are being asked to approve the reorganization for their Current Fund’s Class Y. If the Class Y shareholders of a Current Fund approve the proposal, the Board and officers of Advisors Trust will execute and implement the Agreement as to that Current Fund. If approved, the reorganization is anticipated to take place during the second quarter of 2009, although that date may be adjusted in accordance with the Agreement.

Summary of the Agreement

     Below is a summary of the important terms of the Agreement. This summary is qualified in its entirety by reference to the Agreement itself, which is set forth in Exhibit A to this Proxy Statement.

     The New Funds. Ivy Funds’ Board of Directors has adopted for each New Fund an investment objective, strategies and policies, as well as an investment management and certain other agreements that are the same in all material respects as those of the corresponding Current Fund (except that Ivy Funds, rather than Advisors Trust, will be a party to the agreements, Ivy Investment Management Company (“IICO”), an affiliate of WRIMCO, will be the investment manager for each New Fund, IFDI, also an affiliate of WRIMCO, will be the principal underwriter for each New Fund and the initial term of the agreements will be changed to reflect a new effective date). In addition, provided that shareholders have approved the reorganization, each New Fund will issue an initial share to IICO or its affiliate to permit IICO or its affiliate to take all necessary actions as the New Fund’s sole shareholder that are required to be taken by the New Fund.

     Designating Class Y Shares as a New Series of Advisors Trust. On the Closing Date, Advisors Trust will designate the Class Y of each Current Fund as a Transferring Class Y Fund. As part of this redesignation, each Current Fund will allocate to the Transferring Class Y Fund a portion of its assets having a value equal to the aggregate net asset value of all issued and outstanding Class Y shares of that Current Fund. The allocated assets from each Current Fund (the “Class Y Assets”) will include, to the extent reasonably practicable, a pro rata share of each securities position in that Current Fund except for (i) securities that are subject to restrictions on resale or transfer, such as private placement securities and (ii) rounding off to eliminate fractional shares and odd lots of securities. For each Current Fund’s Class Y Assets, the rounding off to eliminate fractional shares and odd lots will likely result in the allocation of only cash to its corresponding New Fund. IFDI will bear the transaction costs for each New Fund to invest that cash.

     Transfer of Assets and Issuance of Shares. As of the close of the NYSE on the Closing Date (the “Valuation Time”), each Transferring Class Y Fund will transfer, convey and assign the Class Y Assets to the corresponding New Fund. In exchange, each New Fund will deliver to the Transferring Class Y Fund the number of full and fractional New Fund Class I shares equal to the number of full and fractional corresponding Current Fund Class Y shares outstanding as of the Valuation Time. Each Current Fund will endeavor to discharge all of its known liabilities and obligations attributable to its Class Y shares prior to the Closing Date to the extent reasonably practicable.

     Distribution of New Fund Shares. After the closing, each Transferring Class Y Fund will distribute to shareholders of record, determined as of the Valuation Time, the Class I shares of the corresponding New Fund it received. The distribution will be accomplished by the transfer agent of each New Fund crediting to the account of each shareholder of record of the corresponding Transferring Class Y Fund the same number of shares of the Current Fund Class Y shares such shareholder held as of the Valuation Time. All issued and outstanding Class Y shares of each such shareholder will be canceled. The value of your investment in a New Fund immediately after the reorganization will be the same as the value of your investment in the corresponding Current Fund’s Class Y immediately prior to the reorganization.

     Other Provisions. The obligations of the Companies under the Agreement are subject to various conditions, as stated in the Agreement. Notwithstanding the approval of the reorganization by shareholders, the Companies may terminate or amend the Agreement under certain circumstances specified in the Agreement. If shareholders of one Current Fund approve the reorganization, the Companies may terminate the Agreement or may determine to proceed with reorganization with respect to the Current Fund for which the shareholders approved the reorganization. At any time prior to the Closing Date, the Companies may waive any condition if, in their judgment, the waiver will not have a material adverse effect on the benefits intended under the Agreement to shareholders.

Comparison of the Companies

     Ivy Funds is currently organized as a Maryland corporation. Advisors Trust is currently organized as a Delaware statutory trust. A proposal to reorganize Ivy Funds as a Delaware statutory trust has already been approved by, or is being proposed to and considered by, the shareholders of each series of Ivy Funds. It is anticipated that, within one or two months after the proposed reorganization, each series of Ivy Funds, including the New Funds, will be reorganized into corresponding new series of Ivy Funds, a Delaware statutory trust (“Ivy Trust”).

     As noted above, if a Current Fund’s Class Y shareholders have approved the proposed reorganization, the corresponding New Fund will issue an initial share to IICO or its affiliate to permit IICO or its affiliate to take all necessary actions as the New Fund’s sole shareholder that are required to be taken by the New Fund. One of the actions that such sole shareholder will take is the approval of the reorganization of the New Fund into a corresponding new series of Ivy Trust. Approval of the proposed Current Fund Class Y reorganization by its Class Y shareholders will also constitute approval of its corresponding New Fund’s reorganization into Ivy Trust.

     Each New Fund will, thus, initially be a series of Ivy Funds. Accordingly, certain similarities and differences between Ivy Funds and Advisors Trust are summarized in Exhibit C. This is not a complete comparison and shareholders should refer to the provisions of the governing documents and the relevant state law directly for a more thorough comparison. Copies of the governing documents are available to shareholders, without charge, upon written request to Waddell & Reed, 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

     Ivy Trust and Advisors Trust are not materially different. Since Ivy Trust and Advisors Trust are Delaware statutory trusts organized under substantially similar governing documents, the rights of the shareholders of Ivy Trust and Advisors Trust under Delaware law are substantially the same. Ivy Trust and Advisors Trust are authorized to issue an unlimited number of shares of beneficial interest, and the Trustees are authorized to create one or more additional funds and classes of shares. The discussion below regarding each New Fund that will be a series of the Ivy Funds is equally applicable to the corresponding series of Ivy Trust into which the New Fund will be reorganized.

     Each New Fund will operate separately from its corresponding Current Fund. That means that a New Fund’s investment performance will not be identical to the performance of the corresponding Current Fund after the reorganization occurs. Investment performance could be better or worse. While the person currently serving as portfolio manager for each Current Fund will serve as the initial portfolio manager for the corresponding New Fund, IICO reserves the right to add or change portfolio managers of the New Funds in its discretion, as it does with all mutual funds that it manages.

     IICO, an affiliate of WRIMCO, will serve as investment manager to each New Fund under an investment management agreement (“New Management Agreement”) that is the same in all material respects as the corresponding Current Fund’s current investment management agreement with WRIMCO (“Current Management Agreement”) except as noted below. Each Current Management Agreement provides that WRIMCO will furnish continuous advice and recommendations concerning the Current Fund’s investments, provide office space for the Current Fund, and pay the salaries, fees and expenses of all officers of Advisors Trust and of those Trustees who are affiliated with WRIMCO. Each New Management Agreement will include Ivy Funds and IICO as a party rather than Advisors Trust and WRIMCO, and the initial term of the New Management Agreements will be changed to reflect a new effective date. Ivy Funds has the same address as Advisors Trust: 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. The investment management fees payable to IICO pursuant to a New Management Agreement are identical to the fees payable to WRIMCO under the Current Management Agreement for the corresponding Current Fund.

     The fiscal year of Tax-Managed Equity Fund ends on June 30, the fiscal year of Municipal High Income Fund ends on September 30, and the New Funds will have fiscal years that end on March 31. However, this difference in a New Fund’s fiscal year end is not anticipated to have a material impact on the management or operation of the New Fund.

     Current Fund and New Fund Expense Waiver – Municipal High Income. WRIMCO has agreed to waive until September 30, 2016, a portion of the investment management fee payable by Municipal High Income. IICO has agreed to the same investment fee waiver for the New Fund. This waiver is separate from the expense limitation for Class I of the New Fund, as described below.

     New Fund Expense Limitations. IFDI has agreed to overall expense limitations for Class I of both New Funds, as explained below.

     After the reorganization, Class I of each New Fund’s total fees and expenses will be no higher than the total fees and expenses of the corresponding Current Fund Class Y as of the most recently completed fiscal year. IFDI has agreed to limit the overall expenses of Class I of the new Municipal High Income to 0.70% and Class I of the new Tax-Managed Equity to 2.11%. IICO has agreed to limit the fees and expenses of Class I of the New Funds in this manner through at least July 31, 2010. IICO may offer to extend these limitations past that date, but it is not obligated to do so. As noted above, there is an investment management fee waiver currently in place for Municipal High Income. Accordingly, the expense limitation for Class I of the New Fund corresponding to Class Y of Municipal High Income will include the benefit of this investment management fee waiver. The expense limitations for Class I of each New Fund includes the New Fund’s direct normal operating expenses in any fiscal year, including its investment management fees, but excludes brokerage commissions, interest, taxes, and extraordinary expenses.

     Boards of Trustees. The Board of Advisors Trust is comprised of thirteen Trustees, four of whom also are members of the Ivy Funds’ Board of Directors, which consists of eight Directors. The Trustees of Ivy Trust will be the same as the Ivy Funds’ Directors.

     Names. The name of each New Fund will correspond to the name of each Current Fund (e.g., Waddell & Reed Advisors Municipal High Income Fund will become Ivy Municipal High Income Fund).

Reasons for the Reorganization

     The Trustees of Advisors Trust, including the Disinterested Trustees, have unanimously determined, with respect to each Current Fund and Transferring Class Y Fund, as applicable, that (1) the respective investment interests of the Current Fund’s and Transferring Class Y Fund’s shareholders, as applicable, will not be diluted as a result of the reorganization and (2) participation in the reorganization is in the best interests of the Current Fund, its Transferring Class Y Fund and its Class Y shareholders. Therefore, the Board unanimously recommends that shareholders approve the reorganization. Summarized below are the key factors considered by the Board:

  WRIMCO informed the Board that it believes that, over the longer term, each Current Fund’s Class Y will have greater opportunities for asset growth than if the Class Y shares remain part of Advisors Trust. It was noted that, as assets grow larger, the New Fund may benefit from economies of scale that, in turn, may result in expenses of the New Fund that are lower than the expenses of its corresponding Current Fund borne by Class Y shareholders.

  To address the impact of the initially smaller size of each New Fund relative to its corresponding Current Fund after the reorganization, IFDI has agreed to limit the expenses of Class I of each New Fund (as described above) through July 31, 2010. In addition, for the New Fund corresponding to Municipal High Income, IICO has agreed to an investment management fee waiver that is in substance the same as WRIMCO’s investment management fee waiver for Municipal High Income.

  WRIMCO provided information showing that the reorganization for a Current Fund’s Class Y would not adversely affect the other classes of the Current Fund that are not being split off in the reorganization.

  IFDI will pay the costs of the reorganization, including the costs of seeking shareholder approval.

Federal Income Tax Consequences

     Advisors Trust has been advised by counsel that Class Y shareholders (other than tax-exempt shareholders) will generally recognize gain or loss on the exchange of their Class Y shares for Class I shares of the New Funds pursuant to the reorganization. This gain or loss will be capital gain or loss, provided the Class Y shares are held as capital assets, and will be long-term capital gain or loss if such shares have been held for more than one year at the time of the exchange. The basis for the Class I shares of the New Fund received by a holder of Class Y shares will be the fair market value of those Class I shares of the New Fund on the date of the reorganization, and the shareholder’s holding period for those Class I shares of the New Fund will begin on the following day. Class Y shareholders are urged to consult their tax advisers as to the federal income tax consequences of the reorganization.

     The redesignation and exchange of Class Y shares into Class I shares of the New Funds will not create a taxable event for a Current Fund. The assets transferred to each New Fund will carry over their basis from the corresponding Current Fund.

     The subsequent reorganization of a New Fund into a corresponding new series of Ivy Trust will be structured so that it does not create a taxable event for either the New Fund or its shareholders.

Performance Information

     WRIMCO expects that performance information for Class I of each New Fund will include the performance information for the Class Y shares of the corresponding Current Fund prior to the reorganization date.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE CLASS Y
SHAREHOLDERS OF EACH CURRENT FUND VOTE “FOR” APPROVAL OF THE
REORGANIZATION.

___________________________

GENERAL INFORMATION ABOUT THE CURRENT FUNDS

Management and Other Service Providers

     For each Current Fund, its investment manager is WRIMCO, its principal underwriter is Waddell & Reed, and its Shareholder Servicing Agent and Accounting Services Agent is Waddell & Reed Services Company (“WRSCO”). Each of these entities has as its principal place of business 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

     WRIMCO and WRSCO are wholly owned subsidiaries of Waddell & Reed. Waddell & Reed is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company that is a wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company.

Investment Manager

     Each of the Current Funds, the other funds in Advisors Trust, and the funds in Ivy Funds Variable Insurance Portfolios, Inc. and Waddell & Reed InvestEd Portfolios, Inc. is managed by WRIMCO, subject to the authority of each fund’s Board or Board of Directors, as applicable. WRIMCO provides investment advice to these funds and supervises each fund’s investments. WRIMCO and/or its predecessor have served as investment manager to each of these funds since its inception.

     Under the Current Management Agreement for each Current Fund, WRIMCO is employed to supervise the investments of the Current Fund and provide investment advice to the Current Fund. The Current Management Agreement obligates WRIMCO to make investments for the account of the Current Fund in accordance with its best judgment and within the investment objective and restrictions set forth in the Current Fund’s prospectus, the 1940 Act and the provisions of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, subject to the direction of the Board. WRIMCO also determines the securities to be purchased or sold by each Current Fund and places the orders.

     Following the reorganizations, IICO, an affiliate of WRIMCO, will serve as the investment manager for each New Fund.

Shareholder Servicing Agent and Accounting Services Agent

     WRSCO performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to each Current Fund and handling of shareholder inquiries, pursuant to a Shareholder Servicing Agreement with the Current Fund. WRSCO also provides each Current Fund with bookkeeping and accounting services and assistance and other administrative services, including maintenance of Current Fund records, pricing of Current Fund shares, preparation of prospectuses for existing shareholders, and preparation of proxy statements and certain shareholder reports, pursuant to an Accounting Services Agreement with the Current Fund.

Underwriter

     Waddell & Reed serves as the principal underwriter for each Current Fund.

Custodian

     Each Current Fund’s custodian is UMB Bank, n.a., whose address is 928 Grand Boulevard, Kansas City, Missouri. In general, the custodian is responsible for holding the Current Fund’s cash and securities.

Independent Registered Public Accounting Firm

     Deloitte & Touche LLP (“D&T”), located at 1100 Walnut, Suite 3300, Kansas City, Missouri, is the Current Funds’ independent registered public accounting firm that audits the Current Funds’ financial statements. Representatives of D&T are not expected to be present at the Meeting.

OTHER BUSINESS

     The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy card will vote thereon in accordance with their judgment.

     The Current Funds do not hold annual shareholder meetings. Any Current Fund shareholder who wishes to submit proposals to be considered at a special meeting of the Current Fund’s shareholders should send such proposals to the Secretary of Advisors Trust at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Any shareholder proposal intended to be presented at any future meeting of Current Fund shareholders must be received by the Current Fund at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting. Moreover, inclusion of any such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

CAPITALIZATION

     The following tables show the capitalization of each Current Fund as of February 28, 2009. The capitalization information for Class Y shares also constitutes pro forma capitalization information for the New Funds, assuming that the reorganization occurred on February 28, 2009. The actual initial capitalization of the New Funds will equal the capitalization of the Class Y shares on the effective date of the reorganization.

	Waddell & Reed Advisors	Ivy
	Municipal High	Municipal High
	Income Fund	Income Fund	Pro forma	Pro forma
	Class Y	Class I	Adjustments	Combined (1)
Net Asset Value	$25,568	$0	$0	$25,568
Shares Outstanding	3,760	0	-0	3,760
Net Asset Value per Share	$6.80	$6.80		$6.80

	Waddell & Reed Advisors	Ivy
	Tax-Managed	Tax-Managed
	Equity Fund	Equity Fund	Pro forma	Pro forma
	Class Y	Class I	Adjustments	Combined (1)
Net Asset Value	$949	$0	$0	$949
Shares Outstanding	128	0	-0	128
Net Asset Value per Share	$7.43	$7.43		$7.43

(1)

Assumes the reorganization was consummated on February 28, 2009, and is for information purposes only. No assurance can be given as to how many Class I shares of the respective funds will be received by Class Y shareholders of the respective funds on the date the reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the respective funds that will actually be received on or after that date.

ADDITIONAL FEE INFORMATION

     As explained elsewhere in this Proxy Statement, IFDI has agreed to limit each New Fund’s total fees and expenses for Class I so that they will be no higher than the total fees and expenses of the corresponding Current Fund Class Y as of the most recently completed fiscal year. IFDI has agreed to maintain this limit through at least July 31, 2010.

     The charts below provide additional detail about fees and expenses. The charts show the fees and expenses for Class Y shares of the Current Funds for the most recently completed fiscal year and the fees and expenses for Class I shares of the New Funds, based on the estimated annualized expenses during their initial fiscal year. The information presented below regarding Class I shares of each New Fund is equally applicable to the corresponding series of Ivy Trust into which the Class I shares of each New Fund will be organized.

	Waddell &	Ivy
	Reed	Municipal
	Advisors	High Income
	Municipal	Fund
	High Income	Class I
	Fund Class Y
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load)	None	None
Imposed on Purchases (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)	None	None
(as a percentage of lesser of amount
invested or redemption value)
Redemption fee/exchange fee (as a	2.00[2]	2.00[2]
percentage of amount redeemed,
if applicable)[1]
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management fees	0.53%[3]	0.53%
Distribution and/or Service (12b-1) fees	0.00%	0.00%
Other expenses	0.21%	1.84%
Total annual fund operating expenses	0.74%	2.37%
Expense reimbursement	0.00%	1.67%
Net expenses	0.74%	0.70%[4]

[1]	If you choose to receive your share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

[2]	Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

[3]

The expenses shown for Management Fees reflect the maximum annual management fee rate payable; however, a reduction in the Fund’s management fee rate pursuant to a management fee waiver became effective October 1, 2006, and will remain in effect through September 30, 2016. If this waiver were reflected above, the Management Fees would have been 0.49% and the Total Annual Fund Operating Expenses would have been 0.70%.

[4]

IFDI has agreed to limit the fees and expenses of Class I of the New Fund to 0.70% of the New Fund’s average daily net assets until July 31, 2010. This undertaking applies only to the New Fund’s direct normal operating expenses in any fiscal year, including the investment management fee, and does not include brokerage commissions, interest, taxes, and extraordinary expenses.

	Waddell &	Ivy Tax-
	Reed	Managed
	Advisors	Equity Fund
	Tax-Managed	Class I
	Equity Fund
	Class Y
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load)	None	None
Imposed on Purchases (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)	None	None
(as a percentage of lesser of amount
invested or redemption value)
Redemption fee/exchange fee (as a	2.00[2]	2.00[2]
percentage of amount redeemed,
if applicable)[1]
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management fees	0.65%	0.65%
Distribution and/or Service (12b-1) fees	0.00%	0.00%
Other expenses	1.46%	3.49%
Total annual fund operating expenses	2.11%	4.14%
Expense reimbursement	0.00%	2.03%
Net expenses	2.11%	2.11%[3]

[1]	If you choose to receive your share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

[2]	Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

[3]

IICO has agreed to limit the fees and expenses of Class I of the New Fund to 2.11% of the New Fund’s average daily net assets until July 31, 2010. This undertaking applies only to the New Fund’s direct normal operating expenses in any fiscal year, including the investment management fee, and does not include brokerage commissions, interest, taxes, and extraordinary expenses.

EXHIBITS INDEX

Exhibit A	Form of Agreement of Redesignation and Reorganization
Exhibit B	Principal Shareholders of the Current Funds
Exhibit C	Comparison of Certain Attributes of Ivy Funds and Advisors Trust